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Exhibit 10.1

ESCROW AGREEMENT

        THIS ESCROW AGREEMENT is made and entered into as of the            day of                        , 2002, by and between USA Capital First Trust Deed Fund, LLC, a Nevada limited-liability company (the "Fund"), USA Securities, LLC, a Nevada limited-liability company ("USA Securities"), and Wells Fargo Bank Arizona, National Association (the "Escrow Agent").

        WHEREAS, pursuant to a Registration Statement on Form S-11, as filed with the Securities and Exchange Commission and as amended by the Fund, the Fund intends to publicly offer not less than $1,500,000.00 nor more than $100,000,000.00 of securities, consisting of a minimum of 300 membership units and a maximum of 20,000 membership units of the Fund (the "Securities"), for which each subscriber will pay $5,000.00 per unit; and

        WHEREAS, the terms of the offering require that the proceeds to be received from the offering should be placed in escrow until such time as subscriptions for $1,500,000.00 of the Securities (the "Minimum Amount") has been deposited into escrow;

        WHEREAS, the Securities will be offered and sold by USA Securities on behalf of the Fund;

        WHEREAS, the Escrow Agent is willing to accept appointment as Escrow Agent for only the expressed duties outlined herein.

        NOW, THEREFORE, in consideration of the premises and agreements set forth herein, the parties hereto agree as follows:

1.    PROCEEDS TO BE ESCROWED

        All funds received by the Fund in payment for the Securities will be delivered to the Escrow Agent within three (3) business days following the day upon which such proceeds are received by the Fund and shall be retained in escrow by the Escrow Agent and invested as stated below. During the term of this Escrow Agreement, the Fund shall cause all checks received by and made payable to it in payment for such Securities to be endorsed in favor of the "USA Capital First Trust Deed Fund, LLC Escrow Account."

        In the event that any checks deposited in the escrow accounts prove uncollectable after the funds represented thereby have been released by the Escrow Agent to the Fund, then the Fund shall promptly reimburse the Escrow Agent for any and all cost incurred for such, upon request, and the Escrow Agent shall deliver the returned checks to the Fund.

2.    IDENTITY OF SUBSCRIBERS

        The Fund shall furnish to the Escrow Agent with each delivery of funds, as provided in paragraph 1 hereof, a list of the persons who have paid money for the purchase of the Securities showing the name, address, amount of the Securities subscribed for and the amount of money paid. All proceeds so deposited shall remain the property of the subscriber and shall not be subject to any liens or charges by the Fund, or the Escrow Agent, or judgments or creditors' claims against the Fund, until released to the Fund as hereinafter provided.

3.    DISBURSEMENT OF FUNDS

        From time to time, and at the end of the third business day following the Termination Date (as defined in paragraph 4 hereof), the Escrow Agent shall notify the Fund of the amount of the funds received hereunder. If payments of the Minimum Amount or more for the Securities are obtained at any time prior to the Termination Date and the Escrow Agent has not received written notice from the Fund that it is abandoning the sale of the Securities, then the Escrow Agent shall pay out the escrowed funds and all earnings thereon when and as directed by the Fund. If the Minimum Amount has not been delivered prior to the Termination Date, the Escrow Agent shall, within a reasonable time following the Termination Date, but in no event more than thirty (30) days after the Termination Date, refund to each subscriber at the address appearing on the list of subscribers, or at such other address as shall be furnished to the Escrow Agent by the subscriber in writing, all sums paid by the subscriber pursuant to the subscriber's subscription agreement for the Securities, without the interest earned on such funds in the escrow account, and shall then notify the Fund in writing of such refunds.

4.    TERM OF ESCROW

        The "Termination Date" shall be the earlier of: (a) one hundred and eighty (180) days from the date the Fund's Registration Statement on Form S-11, as amended (File No. 333-59362), is declared effective by the Securities and Exchange Commission; (b) the date the Escrow Agent received written notice from the Fund that it is abandoning the sale of the Securities, subject to Section 3; or (c) the one (1) year anniversary from the date of this Escrow Agreement; provided, however, written notice of the termination of this escrow shall be provided by the Fund.

5.    DUTY AND LIABILITY OF THE ESCROW AGENT

        The sole duty of the Escrow Agent, other than as herein specified, shall be to receive said funds and hold them subject to release, in accordance herewith, and the Escrow Agent shall be under no duty to determine whether the Fund is complying with requirements of this Escrow Agreement in tendering to the Escrow Agent said proceeds of the sale of said securities. The Escrow Agent may conclusively rely upon and shall be protected in acting upon any statement, certificate, notice, request, consent, order or other document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall have no duty or liability to verify any such statement, certificate, notice, request, consent, order or other document, and its sole responsibility shall be to act only as expressly set forth in this Escrow Agreement. The Escrow Agent shall be under no obligation to institute or defend any action, suit or proceeding in connection with this Escrow Agreement unless first indemnified to its satisfaction. The Escrow Agent may consult counsel in respect of any question arising under this Escrow Agreement and the Escrow Agent shall not be liable for any action taken or omitted in good faith upon advice of such counsel.

6.    ESCROW AGENT'S FEE

        The Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit A, which compensation shall be paid by the Fund. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent's services as contemplated by this Escrow Agreement; provided, however, that in the event that the conditions for the disbursement of funds under this Escrow Agreement are not fulfilled, or the Escrow Agent renders any material service not contemplated in this Escrow Agreement, or there is any assignment of interest in the subject matter of this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Escrow Agreement, or the subject matter hereof, then the Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorney's fees, occasioned by any delay, controversy, litigation or event, and the same shall be recoverable from the Fund.

7.    INVESTMENT OF PROCEEDS

        All funds held by the Escrow Agent pursuant to this Escrow Agreement shall constitute trust property for the purposes for which they are held. The Escrow Agent shall invest all funds received from subscribers in: (a) government securities, which shall mean the direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged; (b) any certificate of deposit issued by, or time deposit of, a commercial banking institution that has combined capital and surplus of not less than $500 million or its equivalent in foreign currency, whose debt is rated "A" (or higher) according to Standard & Poor's Corporation or Moody's Investors Service, Inc. at the time as of which any investment or rollover therein is made; (c) any banker's acceptances or money market deposit accounts issued or offered by a commercial banking institution described in clause (b) above; and (d) any fund investing exclusively in investments of the types described in clauses (a) through (c) above. Any and all income earned with respect to the funds held by the Escrow Agent pursuant to this Escrow Agreement shall constitute trust property for the benefit of the Fund and shall be remitted to the Fund at its request.

8.    ISSUANCE OF CERTIFICATES

        Until the terms of this Escrow Agreement with respect to the Securities have been met and the funds hereunder received from subscriptions for the Securities have been released to the Fund, the Fund may not issue any certificates or other evidence of the Securities, except subscription agreements.

9.    NOTICES

        All notices, requests, demands, and other communications under this Escrow Agreement shall be in writing and shall be deemed to have been duly given: (a) on the date of service if served personally on the party to whom notice is to be given; (b) on the day of transmission if sent by facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission; (c) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service; or (d) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to the party as follows:

If to USA Capital First Trust Deed Fund, LLC:

  USA Capital First Trust Deed Fund, LLC
  c/o USA Capital Realty Advisors, LLC
  4484 South Pecos Road
  Las Vegas, Nevada 89121
  Attn: President
  Fax: 702-734-0163

If to Escrow Agent:

  Wells Fargo Bank Arizona, National Association
  Corporate Trust Department
  MAC S4101-080
  100 West Washington
  Phoenix, Arizona 85003
  Attn: Eunice Ortega
  Phone: 602-378-2335
  Fax: 602-375-2333

Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

10.  INDEMNIFICATION OF THE ESCROW AGENT

        The Fund hereby indemnifies and holds harmless the Escrow Agent from and against, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees, which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent arising out of or relating in any way to this Escrow Agreement or any transaction to which this Escrow Agreement relates unless such action, claim or proceeding is the result of the willful misconduct of the Escrow Agent. The Escrow Agent may consult counsel in respect of any question arising under this Escrow Agreement and the Escrow Agent shall not be liable for any action taken or omitted in good faith upon advice of such counsel.

11.  SUCCESSORS AND ASSIGNS

        Except as otherwise provided in this Escrow Agreement, no party hereto shall assign this Escrow Agreement or any rights or obligations hereunder without the prior written consent to the other parties hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect. This Escrow Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

12.  GOVERNING LAW; JURISDICTION

        This Escrow Agreement shall be construed, performed, and enforced in accordance with, and governed by, the internal laws of the State of Arizona, without giving effect to the principles of conflicts of laws thereof. Each party hereby consents to the personal jurisdiction and venue of any United States District Court for the District of Arizona located in Maricopa County, Arizona.

13.  NON-LIABILITY

        The Escrow Agent shall not be liable for any act or omission while acting in good faith and in the exercise of its own best judgment. Any act or omission by the Escrow Agent pursuant to the advice of its attorneys shall be conclusive evidence of such good faith. The Escrow Agent shall have the right to consult with counsel whenever any question arises concerning the Escrow Agreement and shall incur no liability for any delay reasonably required to obtain such advice of counsel. The Escrow Agent shall not be liable for the alteration, modification or elimination of any right permitted or given under the instructions set forth in this Escrow Agreement and/or in any document deposited under the Escrow Agreement pursuant to any statute of limitations or by reason of laches. The Escrow Agent shall have no further responsibility or liability whatsoever to any or all of the parties following a partial or complete distribution of the escrowed funds pursuant to this Escrow Agreement. The Escrow Agent shall not incur any liability with respect to any act or omission in reliance upon any document, including any written notice or instruction provided for in the Escrow Agreement. In performing its obligations hereunder, the Escrow Agent shall be entitled to presume, without inquiry, the due execution, validity and effectiveness of all documents it receives, and also the truth and accuracy of any information contained therein. The Escrow Agent shall not be responsible or liable for any diminution of principal of the escrowed funds or any interest penalty whatsoever, for any reason.

14.  SEVERABILITY

        In the event that any part of this Escrow Agreement is declared by any court or other judicial or administrative body to be null, void, or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Escrow Agreement shall remain in full force and effect.

15.  AMENDMENTS; WAIVERS

        This Escrow Agreement may be amended or modified, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation, or warranty contained in this Escrow Agreement, in any one or more instances, shall not be deemed to be nor construed as further or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation, or warranty of this Escrow Agreement.

16.  ENTIRE AGREEMENT

        The Escrow Agent shall not be a party to, or bound by, any agreement between the Fund and the Escrow Agent other than this Escrow Agreement. The Escrow Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement between the parties.

17.  DISAGREEMENTS

        If any disagreement or dispute arises between the parties to this Escrow Agreement concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Escrow Agreement, the Escrow Agent shall be under no obligation to act, except under process or order of court, or until it has been adequately indemnified to its full satisfaction, and shall sustain no liability for its failure to act pending such process, court order or indemnification.

18.  SECTION HEADINGS

        The section headings in this Escrow Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Escrow Agreement.

19.  COUNTERPARTS

        This Escrow Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

20.  TIME OF ESSENCE

        Time is of the essence of this Escrow Agreement.

21.  RESIGNATION

        The Escrow Agent may resign at any time by furnishing written notice of its resignation to the Fund, where such written notice shall not be less than thirty (30) days before the effective date of such resignation. The Escrow Agent shall have no responsibility for the appointment of a successor escrow agent. The Company shall have twenty (20) days to designate a successor escrow agent, at which time the Escrow Agent shall promptly deliver all funds to the successor escrow agent.

22.  REMOVAL

        The Fund may remove the Escrow Agent at any time by furnishing to the Escrow Agent a written notice of its removal. Such resignation or removal, as the case may be, shall be effective upon delivery of such notice.

        IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed the day and year first set forth above.

USA CAPITAL FIRST TRUST DEED FUND, LLC
By:	USA CAPITAL REALTY ADVISORS, LLC
Its:	Manager
	By:	USA INVESTMENT PARTNERS, LLC
	Its:	Manager
		By:	USA COMMERCIAL MORTGAGE COMPANY
		Its:	Manager
By:

Its:

USA SECURITIES, LLC
By:

Its:

WELLS FARGO BANK ARIZONA, NATIONAL ASSOCIATION as Escrow Agent
By:

Its:

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